SEMIANNUAL REPORT


November 30, 1995


INVESCO
MONEY
MARKET
FUNDS, INC.


Cash Reserves Fund
U.S. Government Money Fund
Tax-Free Money Fund


Smart Choices
For Seeking Liquidity
And Safety


INVESCO FUNDS

      INVESCO Cash Reserves and U.S. Government Money Funds are managed by Richard R. Hinderlie. He began his investment career in 1973, and has extensive experience in fixed-income analysis and portfolio management. He earned his MBA from Arizona State University and a BA in Economics from Pacific Lutheran University.
     Tax-Free Money Fund is managed by Ingeborg S. Cosby. She has honed her skills in fixed-income strategies and analysis since she began her career in 1982 as a portfolio manager assistant with First Affiliated Securities Inc. of Denver. Ms. Cosby has been with INVESCO since joining the fixed-income group in 1985.

Economic Overview       December 1995
      A "soft landing" -- moderate inflation with moderate economic growth -- may well be underway.
      Over the past 11 months, consumer prices have edged up just 2.53% (through 11/30/95). That's considerably below the figure most analysts had anticipated. Last winter, forecasts for the 1995 consumer inflation rate ran in the 4% to 5% range. Producer costs have increased at an even slower rate.
     However, even as they puzzle over a low-inflation trend, analysts are hailing the continued economic recovery. Growth in Gross Domestic Product (GDP) has remained positive at moderate levels considered more sustainable for a mature market such as the U.S.
      These figures appear to indicate the much ballyhooed "soft landing." An annualized real GDP growth rate of 2.5% was the announced target when the Federal Reserve Board began raising short-term interest rates in February 1994. Growth then slowed to annualized rates of 2.7% and 1.1% in the first and second quarters of 1995, respectively.
      Feeling confident that wage and price increases are under control, the Fed directed modest cut in short-term interest rates this past summer. Meanwhile, inflation has remained subdued in its corner, running at about the same annualized rate as in 1993 and 1994. Despite an unexpectedly strong 4.2% jump in the real GDP growth rate during the third quarter, the soft landing appears intact.
      Stock and bond investors have responded positively to these developments. Led by technology, health and financial stocks, the S&P 500 has moved up strongly this year, achieving a total return of 34.84% for the eleven months ended 11/30/95. The Lehman Government/Corporate Bond Index advanced 17.51% over the same period.1
      November 1995 saw the Dow break 5,000 for the first time.1 However, occasional drops have reminded us that this record-breaking pace probably cannot be sustained indefinitely. Nonetheless, barring any unanticipated surprises in corporate earnings, the trade deficit or the federal budget, we continue to expect moderate growth (albeit at a slower rate than we've seen this year) for many months into the future.
     On December 19, the Federal Reserve reduced short-term interest rates by 0.25%, and rates may go lower next year. This projected 1996 rate reduction, in combination with the cuts in July and December 1995, will continue to be reflected in the returns offered by our money-market funds. However, through active management and constant awareness of opportunity, we seek to maximize returns while meeting our primary objectives.


R. Dalton Sim, Chairman and President,
INVESCO Trust Company

Cash Reserves Fund
      INVESCO Cash Reserves Fund is managed to afford maximum liquidity and high daily income to holders of all INVESCO funds who require temporary security while modifying investment directions, or planning to meet short-term financial needs.
      For the one-year period ended 11/30/95, Cash Reserves Fund provided a total return of 5.28%.2 (Of course, past performance is not a guarantee of future results.) In order to retain high liquidity, we have maintained a shorter weighted average maturity than the typical taxable money market fund, without sacrificing much dividend income relative to the Money Market Fund average total return of 5.35% for the same period, according to Lipper Analytical Services.3 (Of course, past performance is not a guarantee of future results.)
      In managing the portfolio, we select only the highest quality short-term investments. As of November 30, 86.1% of the portfolio was in "first tier" (S&P A-1 or equivalent) commercial paper issued by everyday recognizable corporations. The remainder of the portfolio was held in a combination of government agency obligations and cash. (The value of fund shares is neither insured nor guaranteed by the U.S. government.)
     Moving forward, we will continue our efforts to ensure that Cash Reserves Fund's return remains competitive regardless of the interest rate environment.

U.S. Government Money Fund
     INVESCO U.S. Government Money Fund seeks to provide daily income with maximum security by investing exclusively in cash and short-term debt or repurchase agreements issued and backed by the U.S. government or its agencies. (The value of fund shares is neither insured nor guaranteed by the U.S. government.)
      For the one-year period ended 11/30/95, U.S Government Money Fund had a total return of 5.19%.2 (Of course, past performance is not a guarantee of future results.) This return was only slightly below the average U.S. Government Money Market Fund return of 5.27% as reported by Lipper Analytical Services,3 despite a shorter weighted average maturity than the typical fund.
      Our shorter average maturity provides us with a significant degree of liquidity, a benefit we feel is essential to meet the needs of investors requiring immediate access to funds as their financial goals change.

Tax-Free Money Fund
      INVESCO Tax-Free Money Fund seeks a combination of safety, liquidity and daily income by investing primarily in short-term municipal obligations exempt from federal taxation. For the one-year period ended 11/30/95, Tax-Free Money Fund had a total return of 3.28%.2 (Of course, past performance is not a guarantee of future results.) As safety of funds is paramount, the fund does not invest in risky derivatives, and we regularly monitor the security of any agencies or corporations which may provide support to the issues in the fund. In all cases, the securities selected for the portfolio are from municipalities throughout the U.S. with ratings equivalent to S&P's AA or better.
      Municipalities nationwide have decreased the amount of new debt they are issuing; the Wall Street Journal reported on December 7 that the total volume of new muni-bonds issued for all maturities had decreased 16% versus one year ago. Of course, due to the low interest rate environment, the reduction in new municipal money-market issues was even more dramatic. This decreased availability, combined with an increased demand for highly secure, liquid investment vehicles, has led to a scarcity of high-grade, short-term municipal paper such as that included in Tax-Free Money Fund's holdings.
      This increased demand in a falling rate environment has led to lower-than-expected overall tax-free returns within the marketplace. However, throughout 1995, Tax-Free Money Fund has maintained an average maturity slightly longer than the typical tax-free money fund, allowing us to lock in higher rates for a longer period. This strategy has helped to protect the fund's returns as rates have trended downward.
      Looking forward to 1996, we believe that as the economy softens and investors look toward reallocating funds or planning for immediate needs, INVESCO Tax-Free Money Fund will remain a competitive short-term alternative.

1 The S&P 500 and Dow Jones Industrial Average are unmanaged indexes considered representative of the performance of the broad U.S. stock market. The Lehman Government/Corporate Bond Index is an unmanaged index illustrating the broad fixed-income markets.

2 Total return for a money market fund assumes reinvestment of dividends for the periods indicated. Past performance is not a guarantee of future results. Investment returns will vary with changing market conditions. The value of fund shares is neither insured nor guaranteed by the U.S. government. The funds will attempt to maintain a stable net asset value of $1.00, but this cannot be guaranteed.

3 Averages provided by Lipper Analytical Services, an independent fund analyst, are based upon total return performance unadjusted for commissions.

INVESCO Money Market Funds, Inc.
Statement of Investment Securities
November 30, 1995
UNAUDITED
                                          Effective
                                           Interest     Principal
Description                                  Rate %        Amount        Value
--------------------------------------------------------------------------------
CASH RESERVES Fund
SHORT-TERM INVESTMENTS 100.00%
US Government Agency Obligations 11.22%
Federal Farm Credit Bank, 1/2/1996             5.90    $5,000,000   $4,998,947
Small Business Administration,
   Guaranteed Loan Pool Certificates
   1/25/2018~                                  6.84     3,903,556    3,903,556
   3/25/2018~                                  6.84     3,656,417    3,656,417
Student Loan Marketing Association
   11/24/1997~                                 5.65    20,000,000   19,955,678
   11/10/1998~                                 5.67     1,000,000    1,000,000
   1/13/1999~                                  5.69    25,000,000   25,000,000
   2/8/1999~                                   5.69    12,750,000   12,750,000
                                                                  ------------
TOTAL US GOVERNMENT AGENCY OBLIGATIONS
   (Cost $71,264,598)                                               71,264,598
                                                                  ------------
Commercial Paper 88.78%
AEROSPACE & DEFENSE 3.15%
Raytheon Co, 12/5/1995                         5.84    20,000,000   19,987,244
                                                                  ------------
CAPTIVE FINANCE 28.26%
Automobile Related 8.42%
Ford Motor Credit
   1/22/1996                                   5.86    10,000,000   10,000,000
   2/5/1996                                    5.87     4,000,000    4,000,000
   2/12/1996                                   5.87    13,000,000   13,000,000
   2/20/1996                                   5.86     4,000,000    4,000,000
General Motors Acceptance
   12/6/1995                                   5.87     2,500,000    2,498,003
   12/7/1995                                   5.86    10,000,000    9,990,400
   12/11/1995                                  5.89    10,000,000    9,983,889
                                                                  ------------
                                                                    53,472,292
                                                                  ------------
Diversified Companies 1.78%
General Electric Capital Services,
   1/31/1996                                   5.83    11,300,000   11,300,000
                                                                  ------------
Financial Services 5.20%
American Express Credit
   12/8/1995                                   5.84     8,000,000    8,000,000
   2/5/1996                                    5.84     5,000,000    5,000,000
   2/12/1996                                   5.83    20,000,000   20,000,000
                                                                  ------------
                                                                    33,000,000
                                                                  ------------
Machinery 2.25%
Deere (John) Capital
   12/14/1995                                  5.85     4,250,000    4,250,000
   2/6/1996                                    5.84    10,000,000   10,000,000
                                                                  ------------
                                                                    14,250,000
                                                                  ------------
Oil & Gas Related 3.15%
Chevron Oil Finance
   12/1/1995                                   5.83    10,000,000   10,000,000

   12/4/1995                                   5.82    10,000,000   10,000,000
                                                                  ------------
                                                                    20,000,000
                                                                  ------------
Retail 6.20%
Penney (J C) Funding, 12/11/1995               5.82     6,500,000    6,489,690
Sears Roebuck Acceptance
   12/1/1995                                   5.85    16,000,000   16,000,000
   12/12/1995                                  5.85    14,500,000   14,500,000
   2/5/1996                                    5.89     2,400,000    2,400,000
                                                                  ------------
                                                                    39,389,690
                                                                  ------------
Tobacco 1.26%
BAT Capital, 12/8/1995                         5.83     8,000,000    7,991,102
                                                                  ------------
   TOTAL CAPTIVE FINANCE                                           179,403,084
                                                                  ------------
COMMERCIAL FINANCE 7.15%
International Lease Finance
   1/11/1996                                   5.87    15,000,000   14,902,625
   2/5/1996                                    5.83     9,250,000    9,153,846
National Rural Utilities
   Cooperative Finance
   12/11/1995                                  5.85     9,980,000    9,964,115
   2/27/1996                                   5.83    11,500,000   11,341,172
                                                                  ------------
                                                                    45,361,758
                                                                  ------------
CONSUMER FINANCE 13.04%
Beneficial Corp
   12/13/1995                                  5.85    18,000,000   18,000,000
   12/26/1995                                  5.84    15,000,000   14,940,833
Household Finance, 12/22/1995                  5.85    20,000,000   20,000,000
New Center Asset Trust
   12/12/1995                                  5.85    10,000,000    9,982,400
   12/14/1995                                  5.85    10,000,000    9,979,200
   1/29/1996                                   5.83    10,000,000    9,906,747
                                                                  ------------
                                                                    82,809,180
                                                                  ------------
DIVERSIFIED COMPANIES 3.59%
AKZO Nobel NV
   12/13/1995                                  5.79     3,000,000    2,994,370
   2/1/1996                                    5.87    11,000,000   10,892,017
   2/16/1996                                   5.84     9,000,000    8,891,238
                                                                  ------------
                                                                    22,777,625
                                                                  ------------
DIVERSIFIED FINANCE 6.30%
General Electric, 12/29/1995                   5.88    10,000,000   10,000,000
General Electric Capital
   12/6/1995                                   5.89    20,000,000   20,000,000
   12/14/1995                                  5.83    10,000,000   10,000,000
                                                                  ------------
                                                                    40,000,000
                                                                  ------------
INVESTMENT BROKERS 12.79%
Goldman Sachs Group, 3/6/1996                  5.82    20,000,000   19,698,667
Merrill Lynch & Co
   12/4/1995                                   5.87    10,750,000   10,744,831
   1/31/1996                                   5.88    11,000,000   10,893,758
   2/29/1996                                   5.88    11,000,000   10,844,075
Morgan Stanley Group

    1/8/1996                                   5.85    19,250,000   19,134,187
   1/25/1996                                   5.91    10,000,000    9,912,153
                                                                  ------------
                                                                    81,227,671
                                                                  ------------
LEASING COMPANIES 6.86%
Hertz Corp
   12/4/1995                                   5.85     5,000,000    5,000,000
   12/8/1995                                   5.84     8,000,000    8,000,000
   1/17/1996                                   5.84    10,000,000   10,000,000
   2/14/1996                                   5.84    10,000,000    9,882,292
PHH Corp, 1/16/1996                            5.85    10,750,000   10,671,292
                                                                  ------------
                                                                    43,553,584
                                                                  ------------
OIL & GAS RELATED 2.36%
Texaco Inc, 12/5/1995                          5.83    15,000,000   15,000,000
RETAIL 3.91%
Southland Corp
   12/6/1995                                   5.88    10,000,000    9,992,056
   2/8/1996                                    5.85    10,000,000    9,890,750
   3/5/1996                                    5.87     5,000,000    4,924,792
                                                                  ------------
                                                                    24,807,598
                                                                  ------------
UTILITIES 1.37%
Central & South West, 12/7/1995                5.84     8,700,000    8,691,721
                                                                  ------------
TOTAL COMMERCIAL PAPER
   (Cost $563,619,465)                                             563,619,465
                                                                  ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $634,884,063#)                                           $634,884,063
                                                                  ============

TAX-FREE MONEY Fund
SHORT-TERM INVESTMENTS 100.00%
ALASKA 2.75%
Alaska Indl Dev & Export Auth
   (Spendard Bldrs Supply Proj), VRD Rev,
   Composite Ref Issue, Lot 1, 12/1/1996~      3.80      $895,000     $895,000
Anchorage, Alaska, FR, Sr Lien Ref Elec Rev,
   1986 Series A, 6/1/1996                     4.00       620,000      642,942
                                                                  ------------
                                                                     1,537,942
                                                                  ------------
ARIZONA 1.96%
Cochise Cnty Pollution Ctl, Arizona
   (Arizona Elec Pwr Cooperative Proj),
   VR, Solid Waste Disp Rev,
   Series 1994A, 9/1/2024~                     3.91       500,000      500,000
Maricopa Cnty Indl Dev Auth, Arizona
   (Samaritan Hlth Svc Hosp System),
   VRD, Rev Ref, Series 1985B 2, 12/1/2008~    3.80       600,000      600,000
                                                                  ------------
                                                                     1,100,000
                                                                  ------------
ARKANSAS 0.89%
Crossett, Arkansas (Georgia-Pacific
   Corp Proj), AR, PCR Ref, Series 1991,
   10/1/1998~                                  3.75       500,000      500,000
                                                                  ------------
FLORIDA 4.17%
Dade Cnty, Florida (Miami Beach
   Convention Ctr Proj), FR, Special Oblig,
   12/1/1995                                   3.66       400,000      400,000

Putnam Cnty Dev Auth, Florida
   (Seminole Elec Cooperative Proj), A/FR,
   PCR, Series 1984D, 12/15/2009~              3.39     1,000,000    1,000,000
St Lucie Cnty, Florida
   (Savannah Hosp Proj), FRD, IDR,
   Series 1985, 11/1/2015~                     3.80       935,000      935,000
                                                                  ------------
                                                                     2,335,000
                                                                  ------------
GEORGIA 9.40%
Cobb Cnty & Marietta Wtr Auth, Georgia,
   FR, Wtr Rev, 5/1/1996                       3.77       575,000      576,149
DeKalb Cnty Hosp Auth, Georgia
   (DeKalb Med Ctr Proj), VR, RAC,
   Series 1993B, 9/1/2009~                     3.75     1,345,000    1,345,000
Macon-Bibb Cnty Hosp Auth, Georgia
   (Med Ctr of Central Georgia),
   AR, RAC, Series 1994, 4/1/2007~             3.75     1,845,000    1,845,000
Private Colleges & Univs Auth, Georgia
   (Emory Univ Proj), Edl Rev,
   Series 1993B, TECP, 12/15/1995              3.70     1,000,000    1,000,000
Savannah Econ Dev Auth, Georgia
   (Home Depot Proj), AR, Exmp Facil Rev,
   Series 1995B, 8/1/2025~                     3.85       500,000      500,000
                                                                  ------------
                                                                     5,266,149
                                                                  ------------
HAWAII 0.46%
Hawaii, FR, Gen Oblig Ref, Series B1,
   3/1/1996                                    3.78       250,000      254,957
                                                                  ------------
ILLINOIS 8.57%
Chicago Pub Bldg Commn, Illinois
   (Cmnty College Dist No 508),
   Bldg Rev, Series 1988 A, 1/1/1996           3.78       500,000      501,279
Chicago School Fin Auth, Illinois,
   Gen Oblig School Assistance, Pre-Refunding,
   Series 1986B, 6/1/1996                      3.71       500,000      519,570
Illinois, FR, RAC, 4/12/1996                   3.69       500,000      501,416
Illinois Dev Fin Auth (6 West Hubbard
   Street Proj), F/FR, IDR,
   Series 1986, 12/1/2016~                     4.10       980,000      980,000
Illinois Dev Fin Auth (Kindlon Partners Proj),
   Indl Proj Rev, FR, Series 1994, 3/1/2009~   4.00     1,400,000    1,400,000
   VR, Series 1991, 5/1/2006~                  4.00       900,000      900,000
                                                                  ------------
                                                                     4,802,265
                                                                  ------------
INDIANA 7.14%
Daviess Cnty, Indiana (Perdue Farms/
   Shenandoah Valley Farms Facil), V/FRD,
   Econ Dev Rev, 1987 Issue, 9/1/2007~         4.15     1,500,000    1,500,000
Gary, Indiana (US Steel Proj), FRD,
   Environmental Impt Rev Ref,
   Series 1984, 7/15/2002~                     3.90     1,000,000    1,000,000
Indiana Transn Fin Auth, FR, Hwy Rev,
   Series 1993A, 6/1/1996                      3.79     1,000,000    1,000,961
Newton Cnty, Indiana (Intec Group Proj),
   AR, Econ Dev Rev,
   Series 1994, 9/1/2010~                      4.00       500,000      500,000
                                                                  ------------
                                                                     4,000,961
                                                                  ------------

KANSAS 1.79%
Fairway, Kansas (Nichols (J C) Co Proj),
   FRD, Indl Rev, Series 1984, 11/1/2014~      4.10       500,000      500,000
Shawnee, Kansas (Hampton Woods Apts Proj),
   AR, Multifamily Hsg Rev,
   Series 1985, 12/1/2009~                     3.80       500,000      500,000
                                                                  ------------
                                                                     1,000,000
                                                                  ------------
KENTUCKY 1.80%
Clark Cnty, Kentucky (East Kentucky Pwr
   Cooperative Proj), F/FR, PCR,
   Series 1984J-1, 10/15/2014~                 3.71       500,000      500,000
Kentucky State Ppty & Bldgs Commn
   (St Library and Archives Bldg Proj 29),
   FR, Ref Rev, Second Series, 12/1/1995       4.45       500,000      510,000
                                                                  ------------
                                                                     1,010,000
                                                                  ------------
LOUISIANA 3.97%
Jefferson Sales Tax Dist, Louisiana, AR,
   Special Sales Tax Rev Ref,
   Series 1991A, 12/1/1995                     4.40       525,000      525,000
Louisiana Recovery Dist, FR, Sales Tax,
   Series 1988, 7/1/1997~                      3.85       800,000      800,000
Plaquemines Port Harbor & Terminal Dist,
   Louisiana (Chevron Pipe Line Proj),
   AR, Port Facils Rev, Series 1984, 9/1/2008~ 3.91       400,000      400,000
Plaquemines Port Harbor & Terminal Dist,
   Louisiana (Intl Marine Terminals Proj),
   ATS, Port Facils Rev Ref,
   Series 1984B, 3/15/2006~                    4.51       500,000      500,000
                                                                  ------------
                                                                     2,225,000
                                                                  ------------
MARYLAND 1.79%
Prince George's Cnty, Maryland
   (Cap Ctr Facil), AR, Sports Arena Rev Ref,
   Series 1992, 6/1/2012~                      3.75     1,000,000    1,000,000
                                                                  ------------
MICHIGAN 1.06%
Michigan Strategic Fund (United Fixtures Proj),
   AR, Ltd Oblig Rev,
   Series 1995, 5/1/2015~                      3.90       595,000      595,000
                                                                  ------------
MINNESOTA 5.57%
Rochester, Minnesota
   (Mayo Fndtn/Mayo Med Ctr), ATS,
   Hlth Care Facils Rev, TECP,
    Series 1992 A, 1/18/1996                   3.80       800,000      800,000
    Series 1992 A, 1/22/1996                   3.70     1,300,000    1,300,000
Southern Minnesota Muni Pwr Agency, AR,
   Pwr Supply System Rev,
   Series 1986C, 1/1/1996                      4.21     1,000,000    1,022,286
                                                                  ------------
                                                                     3,122,286
                                                                  ------------
MISSISSIPPI 1.79%
Jackson Cnty, Mississippi, VR, Gen Oblig,
   Wtr System Ref, Series 1994, 11/1/2024~     3.57     1,000,000    1,000,000
                                                                  ------------
NEBRASKA 0.89%
Hamilton Cnty, Nebraska (Iams Co Proj),
   VR, IDR Ref, Series 1990, 7/1/2005~         3.85       500,000      500,000
                                                                  ------------

NEVADA 0.58%
Incline Village Gen Impt Dist, Nevada,
   Gen Oblig, Recreational Facils Impt
   & Ref, Series October 1, 1995, 9/1/1996     3.85       325,000      327,717
                                                                  ------------
NEW JERSEY 3.93%
New Jersey Econ Dev Auth
   (Genlyte Camden Cnty Proj), AR, IDR Ref,
   Series 1990, 12/19/2009~                    4.20     2,200,000    2,200,000
                                                                  ------------
OKLAHOMA 1.79%
Oklahoma Inds Auth (St Anthony Physicians
   Bldg Proj), VR, Med Practice Facil Rev,
   Series 1986, 6/1/2016~                      4.04     1,000,000    1,000,000
                                                                  ------------
PENNSYLVANIA 1.79%
Allegheny Cnty Hosp Dev Auth, Pennsylvania
   (Presbyterian-Univ Hlth System),
   AR, Hlth Ctr Rev, Series 1990 D, 3/1/2020~  3.70     1,000,000    1,000,000
                                                                  ------------
SOUTH CAROLINA 4.03%
Anderson Cnty, South Carolina
   (Belton Inds Proj), AR, Indl Rev,
   Series 1991A, 4/1/2004~                     4.01       785,000      785,000
York Cnty, South Carolina (North Carolina
   Elec Membership Proj), F/FR, PCR,
   Series 1984N-4, 9/15/2014~                  3.76       490,000      490,000
York Cnty, South Carolina (Saluda River
   Elec Cooperative Proj), F/FR, PCR,
   Series 1984E-1, 8/15/2014~                  3.77       985,000      985,000
                                                                  ------------
                                                                     2,260,000
                                                                  ------------
TENNESSEE 3.14%
Chattanooga, Tennessee, FR, Gen Oblig, Swr
   & Sewage Facils, Series 1995, 6/1/1996      3.77       445,000      447,584
Greenville Hlth & Edl Facils Brd, Tennessee
   (Laughlin Memorial Hosp Proj),
   VRD Rev, Series 1992, 10/1/2014~            3.75     1,000,000    1,000,000
Metro Govt of Nashville & Davidson Cnty,
   Tennessee, Gen Oblig Ref, Series 1986,
   6/15/1996                                   3.75       300,000      310,209
                                                                  ------------
                                                                     1,757,793
                                                                  ------------
TEXAS 19.58%
Austin, Texas, Combined Util Systems
   Rev Ref, Series 1986, 5/15/1996             3.76       400,000      414,948
Burleson Indpt School Dist, Texas, FR,
   Gen Oblig Ref, 8/1/1996~~                   3.75       605,000      605,000
Colorado River Muni Wtr Dist, Texas
   (Wtr Transmission Facils Proj), FR,
   Wtr System Rev, Series 1991-A, 1/1/1996     4.35       500,000      501,675
Crawford Indl Dev Corp, Texas (Franklin
   Inds Proj), VR, IDR,
   Series 1987, 10/1/2012~                     4.00     1,300,000    1,300,000
Eanes Indpt School Dist, Travis Cnty, Texas,
   FR, Gen Oblig, Series 1992, 8/15/1996       3.70       820,000      824,193
Fort Worth, Texas, Gen Oblig Ref,
   Series A, 3/1/1996                          3.61     1,165,000    1,166,851
Grapevine Indl Dev, Texas (American Airlines
   Proj), VR, Multi-Mode Rev,
   Series 1984B-4, 12/1/2024~                  3.85       300,000      300,000

Houston, Texas, FR, Wtr & Swr System,
   Jr Lien Rev Ref, Series 1991D, 12/1/1995    3.63       600,000      600,000
Lower Colorado River Auth, Texas, FR,
   Priority Rev, Series 1985, 1/1/1996         4.35       500,000      511,883
Northside Texas Indpt School Dist, FR,
   Gen Oblig Ref, 2/15/1996                    3.74       500,000      500,747
Panhandle-Plains Higher Ed Auth, Texas, AR,
   Student Ln Rev, Series 1995A, 6/1/2023~+    3.75     1,000,000    1,000,000
Plano Indpt School Dist, Texas, FR, Gen Oblig,
   Series B, 2/15/1996                         3.62       500,000      505,044
San Antonio, Texas, FR, Elec & Gas Rev,
   Series A, 2/1/1996                          3.37     1,000,000    1,023,536
San Antonio, Texas, Wtr System Rev Ref,
   Series 1992, 5/15/1996                      3.79       850,000      855,385
Texas, TRAN, Series 1995A, 8/30/1996           3.93       850,000      855,049
                                                                  ------------
                                                                    10,964,311
                                                                  ------------
UTAH 4.16%
Alpine School Dist Ed Brd, Utah, FR,
Gen Oblig Ref, Series 1990, 3/15/1996          3.72       500,000      503,777
Granite School Dist Ed Brd, Utah, FR,
   Gen Oblig Ref, Series 1992, 6/1/1996        3.78       625,000      626,816
Tremonton City, Box Elder Cnty, Utah
   (La-Z-Boy Chair Proj), VRD, IDR,
   Series 1990, 6/1/2000~                      4.20       700,000      700,000
Utah Cnty, Utah (USX Corp Proj), VR,
   Environmental Impt Rev Ref, Series 1995,
   11/1/2017~                                  3.70       500,000      500,000
                                                                  ------------
                                                                     2,330,593
                                                                  ------------
VIRGINIA 1.79%
Chesterfield Cnty Indl Dev Auth, Virginia
   (Philip Morris Proj), AR,
   PCR Ref, Series 1992, 4/1/2009~             3.75       500,000      500,000
Prince William Cnty, Virginia, Lease
   Participation Ctfs, Series 1995,
   12/1/1995                                   3.67       500,000      500,000
                                                                  ------------
                                                                     1,000,000
                                                                  ------------
WASHINGTON 1.81%
Seattle, Washington, AR, Wtr System Rev,
   1995, 9/1/2025~                             3.60       500,000      500,000
Washington, FR, Gen Oblig Ref,
   Series R-86D, 9/1/1996                      3.84       500,000      515,346
                                                                  ------------
                                                                     1,015,346
                                                                  ------------
WISCONSIN 3.40%
Janesville, Wisconsin, FR, Gen Oblig
   Prom Notes, Series 1990, 2/1/1996           4.55       500,000      501,627
Janesville, Wisconsin (Freedom Plastics Proj),
   AR, IDR, Series 1995, 11/1/2005~            4.00       500,000      500,000
Wisconsin, FR, Gen Oblig,
   Series 1990 G, 5/1/1996                     3.72       300,000      302,914
Wisconsin Hlth & Edl Facils Auth
   (Novus Hlth Group), Rev Ref, Series 1993,
   12/15/1995                                  3.71       600,000      599,993
                                                                  ------------
                                                                     1,904,534
                                                                  ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $56,009,854#)                                             $56,009,854
                                                                  ============

U.S. GOVERNMENT MONEY Fund
SHORT-TERM INVESTMENTS 100.00%
US Government Agency Obligations 100.00%
Federal Farm Credit Bank
   12/1/1995                                   5.84    $6,490,000   $6,490,000
   12/8/1995                                   5.77    10,000,000    9,988,956
   1/2/1996                                    5.90     5,000,000    4,998,947
Federal Home Loan Bank
   12/19/1995                                  5.78    10,000,000    9,971,650
Federal Home Loan Mortgage
   12/1/1995                                   5.88    17,446,000   17,446,000
   12/4/1995                                   5.78    10,250,000   10,245,212
Federal National Mortgage Association
   3/1/1996                                    5.71     7,500,000    7,533,676
Student Loan Marketing Association
   1/13/1999~                                  5.69     5,000,000    5,000,000
                                                                  ------------
TOTAL INVESTMENT SECURITIES AT VALUE 100.00%
   (Cost $71,674,441#)                                             $71,674,441
                                                                  ============

The  following  abbreviations  may be used in  portfolio  descriptions:
 A/FR* - Adjustable/Fixed Rate
 ACES* - Adjustable Convertible Extendable Securities
 AR* - Adjustable  Rate
 ARD*  -  Adjustable  Rate  Demand
 ATS*  -  Adjustable  Tender Securities
 BAN - Bond  Anticipation  Notes
 DATES* - Daily Adjustable  Tax-Exempt Securities
 F/FR -  Floating/Fixed  Rate
 FR - Fixed  Rate
 FRD* -  Floating  Rate Demand
 GAN - Grant  Anticipation  Notes
 IDR -  Industrial  Development  Revenue
 MAVRIC* - Multi-Mode and Variable Rate  Investment  Certificate
 PCR - Pollution Control  Revenue
 RAN - Revenue  Anticipation  Notes
 RAC - Revenue  Anticipation Certificates
 TAN - Tax Anticipation  Notes
 TEAMS* - Tax-Exempt  Adjustable Mode Securities
 TECP - Tax-Exempt  Commercial Paper
 TRAN - Tax & Revenue Anticipation Notes
 UPDATES*  -  Unit  Priced   Demand   Tax-Exempt   Securities
 V/FRD*  - Variable/Fixed Rate Demand
 VR* - Variable Rate
 VRD* - Variable Rate Demand


*  Rate is subject to change.  Rate shown reflects current rate.
~ All securities with a maturity date greater than one year have either a variable rate, demand feature, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
#  Also represent cost for income tax purposes.
~~ Security is a when-issued security.
+  Security has been designated as collateral for when-issued securities.

See Notes to Financial Statements

INVESCO Money Market Funds, Inc.
Statement of Assets and Liabilities
November 30, 1995
UNAUDITED

                                      Cash          Tax-Free   U.S. Government
                                  Reserves             Money             Money
                                      Fund              Fund              Fund
                              --------------------------------------------------
ASSETS
Investment Securities:
   At Cost                    $634,884,063       $56,009,854       $71,674,441
                              ==================================================
   At Value                   $634,884,063       $56,009,854       $71,674,441
Cash                               413,430            99,990             8,957
Receivables:
   Investment Securities Sold       24,411                 0                 0
   Fund Shares Sold             22,927,426           283,208         2,364,452
   Interest                      1,712,764           594,040           464,942
Prepaid Expenses and
   Other Assets                    175,753           112,098            89,947
                              --------------------------------------------------
TOTAL ASSETS                   660,137,847        57,099,190        74,602,739
                              --------------------------------------------------
LIABILITIES
Payables:
   Distributions to Shareholders    33,472             4,986             7,337
   Investment Securities                 0           605,693                 0
   Purchased Fund Shares
   Repurchased                   6,928,622           136,382         1,079,405
Accrued Expenses and Other
   Payables                         41,985             4,365             3,589
                              --------------------------------------------------
TOTAL LIABILITIES                7,004,079           751,426         1,090,331
                              --------------------------------------------------
Net Assets at Value*          $653,133,768       $56,347,764       $73,512,408
                              ==================================================
Shares Outstanding             653,133,768        56,347,764        73,512,408
Net Asset Value,
   Offering and Redemption
   Price per Share                   $1.00             $1.00             $1.00
                              ==================================================

* The Fund has ten billion authorized shares of common stock, par value of $0.01 per share. Of such shares, five billion, one billion and one billion have been allocated to Cash Reserves, Tax-Free Money and U.S. Government Money Funds, respectively. Each Fund's paid-in capital was $653,133,768, $56,347,764 and $73,512,408, respectively.

See Notes to Financial Statements

INVESCO Money Market Funds, Inc.
Statement of Operations
Six Months Ended November 30, 1995
UNAUDITED

                                      Cash          Tax-Free   U.S. Government
                                  Reserves             Money             Money
                                      Fund              Fund              Fund
                              --------------------------------------------------
INVESTMENT INCOME
INTEREST INCOME                $19,560,670        $1,153,630        $2,291,037
                              --------------------------------------------------
EXPENSES
Investment Advisory Fees         1,398,587           148,373           197,621
Transfer Agent Fees              1,221,390            91,150           139,494
Administrative Fees                 54,874             9,451            10,928
Custodian Fees and Expenses         75,646             9,707            10,234
Directors' Fees and Expenses        22,169             5,678             6,016
Professional Fees and Expenses      19,879            10,800             7,326
Registration Fees and Expenses      91,608            24,956            22,355
Reports to Shareholders            107,800             9,716            11,447
Other Expenses                      10,627             2,785             1,254
                              --------------------------------------------------
   TOTAL EXPENSES                3,002,580           312,616           406,675
   Fees and Expenses Absorbed
    by Investment Adviser         (90,123)          (84,709)          (60,238)
   Fees and Expenses Paid
    Indirectly                    (34,718)           (5,279)           (5,484)
                              --------------------------------------------------
   NET EXPENSES                  2,877,739           222,628           340,953
                              --------------------------------------------------
Net Investment Income
   and Net Increase in Net
   Assets from Operations      $16,682,931          $931,002        $1,950,084
                              ==================================================

See Notes to Financial Statements

INVESCO Money Market Funds, Inc.
Statement of Changes in Net Assets

                                           Cash Reserves                    Tax-Free                   U.S. Government
                                               Fund                        Money Fund                     Money Fund

                                   Six Months           Year     Six Months           Year     Six Months           Year
                                        Ended          Ended          Ended          Ended          Ended          Ended
                                  November 30         May 31    November 30         May 31    November 30         May 31
                                 ---------------------------   ---------------------------   ---------------------------
                                         1995           1995           1995           1995           1995           1995
                                    UNAUDITED                     UNAUDITED                     UNAUDITED

OPERATIONS AND DISTRIBUTIONS
   TO SHAREHOLDERS
Net Investment Income Earned
   and Distributed to
   Shareholders                   $16,682,931    $33,026,615       $931,002     $1,990,337     $1,950,084     $3,082,764
                                 ---------------------------   ---------------------------   ---------------------------

FUND SHARE TRANSACTIONS
Proceeds from Sales
   of Shares                   $1,563,283,885 $2,785,571,750    $82,808,290   $178,317,759   $193,737,487   $260,527,998
Reinvestment of
   Distributions                   15,448,080     30,390,470        872,094      1,866,166      1,810,163      2,834,730
                                 ---------------------------   ---------------------------   ---------------------------
                                1,578,731,965  2,815,962,220     83,680,384    180,183,925    195,547,650    263,362,728
Amounts Paid for Repurchases
   of Shares                  (1,569,938,970)(2,919,172,944)   (86,112,254)  (205,924,818)  (182,878,230)  (276,431,946)
                                 ---------------------------   ---------------------------   ---------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM FUND
   SHARE TRANSACTIONS               8,792,995  (103,210,724)    (2,431,870)   (25,740,893)     12,669,420   (13,069,218)
NET ASSETS
Beginning of Period               644,340,773    747,551,497     58,779,634     84,520,527     60,842,988     73,912,206
                                 ---------------------------   ---------------------------   ---------------------------
End of Period                    $653,133,768   $644,340,773    $56,347,764    $58,779,634    $73,512,408    $60,842,988
                                 ===========================   ===========================   ===========================

FUND SHARE TRANSACTIONS
Shares Sold                     1,563,283,885  2,785,571,750     82,808,290    178,317,759    193,737,487    260,527,998
Shares Issued from
   Reinvestment of
   Distributions                   15,448,080     30,390,470        872,094      1,866,166      1,810,163      2,834,730
                                 ---------------------------   ---------------------------   ---------------------------
                                1,578,731,965  2,815,962,220     83,680,384    180,183,925    195,547,650    263,362,728
Shares Repurchased            (1,569,938,970)(2,919,172,944)   (86,112,254)  (205,924,818)  (182,878,230)  (276,431,946)
                                 ===========================   ===========================   ===========================
Net Increase (Decrease)
   in Fund Shares                   8,792,995  (103,210,724)    (2,431,870)   (25,740,893)     12,669,420   (13,069,218)
                                 ---------------------------   ---------------------------   ---------------------------

See Notes to Financial Statements

INVESCO Money Market Funds, Inc.
Notes to Financial Statements
UNAUDITED
     NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Money Market Funds, Inc. (the "Fund"), a Maryland Corporation, consists of three separate Funds: Cash Reserves Fund, Tax-Free Money Fund and U.S. Government Money Fund. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. During 1993, the Cash Reserves, Tax-Free Money and U.S. Government Money Funds' fiscal year-ends were changed from January 31, April 30, and December 31, respectively, to May 31.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
     A. SECURITY VALUATION - Securities held by the Fund are valued at their market value determined generally by the amortized cost method of valuation. If management believes that such valuation does not reflect the securities' fair value, these securities are valued at fair value as determined in good faith by the Fund's board of directors.
     B. WHEN-ISSUED SECURITIES - When-issued securities held by the Fund are fully collateralized by other securities. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the when-issued securities.
     C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. The Fund amortizes discounts and premiums paid on purchases of securities to the earliest put or call date. Cost is determined on the specific identification basis.
     D. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
     E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - All the Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Reinvestment of income dividends is effected at the month-end net asset value.
     F. EXPENSES - Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.
     Under an arrangement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
     NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for each Fund is based on the annual rate of 0.50% on the first $300 million of average net assets;
reduced to 0.40% on the next $200 million of average net assets; and 0.30% on average net assets in excess of $500 million. In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of each Fund are made by ITC. Fees for such sub-advisory services are paid by IFG.
     In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
     IFG receives a transfer agent fee at an annual rate of $21.00 per shareholder account, or per participant in an omnibus account. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
     IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by the Cash Reserves and U.S. Government Money Funds. IFG and ITC have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Tax-Free Money Fund.
     NOTE 3 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
     The Fund has adopted an unfunded noncontributory defined benefit pension plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 25% of the retainer fee at the time of retirement.

     Pension expenses for the six months ended November 30, 1995, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                           Unfunded
                                             Pension        Accrued     Pension
Fund                                         Expenses  Pension Costs   Liability
--------------------------------------------------------------------------------
Cash Reserves Fund                           $ 4,031        $19,061     $36,028
Tax-Free Money Fund                              416          2,092       3,873
U.S. Government Money Fund                       398          1,690       3,319

INVESCO Money Market Funds, Inc.
Financial Highlights
 (For a Fund Share Outstanding throughout Each Period)

                                                  Six Months                              Period
                                                       Ended                               Ended
                                                 November 30       Year Ended May 31      May 31   Year Ended January 31
                                               -------------      ------------------  ----------   ---------------------
                                                        1995        1995        1994        1993        1993        1992
                                                   UNAUDITED                            (Note 1)

                   Cash Reserves Fund

PER SHARE DATA
Net Asset Value - Beginning of Period                  $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                               -------------      ------------------  ----------   ---------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income Earned and
   Distributed to Shareholders                          0.03        0.05        0.03        0.01        0.03        0.05
                                               -------------      ------------------  ----------   ---------------------
Net Asset Value - End of Period                        $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                               =============      ==================  ==========   =====================

TOTAL RETURN                                          2.55%*       4.76%       2.58%      0.75%*       3.00%       5.35%

RATIOS
Net Assets -End of Period ($000 Omitted)            $653,134    $644,341    $747,551    $490,932    $506,337    $557,708
Ratio of Expenses to Average Net Assets#             0.44%*@       0.75%       0.81%      0.98%~       0.80%       0.83%
Ratio of Net Investment Income to
   Average Net Assets#                                2.51%*       4.65%       2.61%      2.26%~       2.98%       5.17%

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended November 30, 1995 and the year ended May 31, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.45% (not annualized), and 0.85%, respectively, and ratio of net investment income to average net assets would have been 2.50% (not annualized), and 4.55%, respectively.

@ Ratio reflects total expenses, less absorbed expenses by the investment advisor, prior to any expenses offset.

~  Annualized

INVESCO Money Market Funds, Inc.
Financial Highlights
 (For a Fund Share Outstanding throughout Each Period)

                                                  Six Months                              Period
                                                       Ended                               Ended
                                                 November 30       Year Ended May 31      May 31     Year Ended April 30
                                               -------------      ------------------  ----------   ---------------------
                                                        1995        1995        1994        1993        1993        1992
                                                   UNAUDITED                            (Note 1)

                  Tax-Free Money Fund

PER SHARE DATA
Net Asset Value - Beginning of Period                  $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                               -------------      ------------------  ----------   ---------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income Earned and
   Distributed to Shareholders                          0.02        0.03        0.02       0.00+        0.02        0.03
                                               -------------      ------------------  ----------   ---------------------
Net Asset Value - End of Period                        $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                               =============      ==================  ==========   =====================

TOTAL RETURN                                          1.59%*       2.86%       1.84%      0.16%*       2.16%       3.42%

RATIOS
Net Assets -End of Period ($000 Omitted)             $56,348     $58,780     $84,521     $63,498     $65,167     $60,413
Ratio of Expenses to Average Net Assets#             0.39%*@       0.75%       0.75%      0.75%~       0.75%       0.78%
Ratio of Net Investment Income to
   Average Net Assets#                                1.57%*       2.77%       1.83%      2.03%~       2.13%       3.30%

+ Net Investment Income Earned and Distributed to Shareholders for the period ended May 31, 1993 aggregated less than $0.01 on a per share basis.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG and ITC for the six months ended November 30, 1995, the years ended May 31, 1995 and 1994, the period ended May 31, 1993, and the years ended April 30, 1993 and 1992. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.53% (not annualized), 1.00%, 1.00%, 1.19%, 1.02% and 0.99%, respectively, and ratio of net investment income to average net assets would have been 1.43% (not annualized), 2.52%, 1.58%, 1.59%, 1.86% and 3.09%, respectively.

@ Ratio reflects total expenses, less absorbed expenses by the investment advisor, prior to any expense offset.

~  Annualized

INVESCO Money Market Funds, Inc.
Financial Highlights
(For a Fund Share Outstanding throughout Each Period)

                                               Six Months                              Period          Year       Period
                                                    Ended                               Ended         Ended        Ended
                                              November 30       Year Ended May 31      May 31   December 31  December 31
                                            -------------      ------------------  ----------   -----------  -----------
                                                     1995        1995        1994       1993           1992        1991^
                                                UNAUDITED                            (Note 1)

                               U.S. Government Money Fund

PER SHARE DATA
Net Asset Value - Beginning of Period               $1.00       $1.00       $1.00       $1.00         $1.00        $1.00
                                            -------------      ------------------  ----------   -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income Earned and
   Distributed to Shareholders                       0.02        0.05        0.03        0.01          0.03         0.03
                                            -------------      ------------------  ----------   -----------  -----------
Net Asset Value - End of Period                     $1.00       $1.00       $1.00       $1.00         $1.00        $1.00
                                            =============      ==================  ==========   ===========  ===========

TOTAL RETURN                                       2.51%*       4.66%       2.56%      0.93%*         2.97%       3.23%*

RATIOS
Net Assets - End of Period ($000 Omitted)         $73,512     $60,843     $73,912     $34,519       $30,282       $7,203
Ratio of Expenses to Average Net Assets#          0.44%*@       0.75%       0.75%      0.75%~         0.75%       0.74%~
Ratio of Net Investment Income to
   Average Net Assets#                             2.47%*       4.55%       2.60%      2.27%~         2.82%       4.54%~

^ From April 26, 1991, commencement of operations, to December 31, 1991.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended November 30, 1995, the years ended May 31, 1995 and 1994, the period ended May 31, 1993, the year ended December 31, 1992 and the period ended December 31, 1991. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.51% (not annualized), 1.10%, 1.00%, 1.18%, 1.08% and 1.93%, respectively, and ratio of net investment income to average net assets would have been 2.40% (not annualized), 4.20%, 2.35%, 1.84%, 2.49% and 3.35%, respectively.

@ Ratio reflects total expenses, less absorbed expenses by the investment advisor, prior to any expenses offset.

~  Annualized

                                        FAMILY OF FUNDS

                                                                       Newspaper
Fund Name                          Fund Code       Ticker Symbol    Abbreviation
--------------------------------------------------------------------------------
International
Latin American Growth                 34               IVSLX           LatinAmGr
European Small Company                37               IVECX           EuroSmCo
European                              56               FEURX             Europ
Pacific Basin                         54               FPBSX             PcBas
International Growth                  49               FSIGX            IntlGr
--------------------------------------------------------------------------------
Sector
Energy                                50               FSTEX             Enrgy
Environmental Services                59               FSEVX            Envirn
Financial Services                    57               FSFSX            FinSvc
Gold                                  51               FGLDX             Gold
Health Sciences                       52               FHLSX            HlthSc
Leisure                               53               FLISX            Leisur
Technology                            55               FTCHX             Tech
Worldwide Capital Goods               38               ISWGX            WldCap
Worldwide Communications              39               ISWCX            WldCom
--------------------------------------------------------------------------------
Growth, Value
Emerging Growth                       60               FIEGX            Emgrth
Value Equity                          46               FSEQX             ValEq
Small Company                         74               IDSCX            DivSmCo
Dynamics                              20               FIDYX             Dynm
Growth                                10               FLRFX             Grwth
--------------------------------------------------------------------------------
Equity-Income
Industrial Income                     15               FIIIX            IndInc
Utilities                             58               FSTUX             Util
--------------------------------------------------------------------------------
Balanced/Multiple-Asset
Multi-Asset Allocation                70               IMAAX           MulAstAl
Balanced                              71               IMABX              Bal
Total Return                          48               FSFLX            TotRtn
--------------------------------------------------------------------------------
Bond
High Yield                            31               FHYPX             HiYld
Select Income                         30               FBDSX            SelInc
U.S. Government Securities            32               FBDGX             USGvt
Intermediate Government Bond          47               FIGBX            IntGov
Short-Term Bond                       33               INIBX            ShTrBd
--------------------------------------------------------------------------------
Tax-Exempt
Tax-Free Long-Term Bond               35               FTIFX             TxFre
Tax-Free Intermediate Bond            36                 *                 *
--------------------------------------------------------------------------------
Money Market
Tax-Free Money Fund                   40               FFRXX              N/A
Cash Reserves                         25               FDSXX              N/A
U.S. Government Money Fund            44               FUGXX              N/A

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO FUNDS

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information, call toll-free:
1-800-525-8085

To reach PAL(r), your 24-hour Personal
Account Line call:  1-800-424-8085

Or write to:
INVESCO Funds Group, Inc.,(sm) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

If you're in Denver, pleas visit one of our convenient Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center,
7800 East Union Avenue, Lobby Level

This information must be preceded or
accompanied by an effective prospectus.